UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 15, 2013
Date of Report (Date of earliest event reported)

GDT TEK Inc.
(Exact name of registrant as specified in its charter)

Florida	000-20259	27-0318532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8110 Ulmerton Avenue Largo, Florida	32803
(Address of principal executive offices)	(Zip Code)

(407) 574-4740
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Assumption Agreement

Effective on May 15, 2013, GDT TEK, Inc., a Florida corporation (the “Company”), entered into an assumption of convertible notes and debt agreement (the “Assumption Agreement”) with Seamless Corporation, a private corporation organized under the laws of Nevada ("Seamless").

In November 2009, the Company merged with a subsidiary of Seamless pursuant to which Seamless survived the subsidiary's merger with the Company and, thus, Seamless became a wholly owned subsidiary of the Company. In accordance with the merger, the Company incurred substantial amount of debt to use as working capital to develop the assets of Seamless, which assets of Seamless are the S-Gen Mini Computer and corresponding patents and the Peer 2 Peer software and corresponding patents (collectively, the "Seamless Assets"). Tthe debt is evidenced by the following convertible notes (collectively, the "Convertible Notes"):

Loan Number	Loan Amount	Principal Owed	Interest Owed to June 30, 2010	Interest Owed to June 30, 2011	Total Due per Loan

09-LF-101-1	150,000	75,000	6,250	6,250	87,500
09-LF-101-2	309,760	309,760	23,060	23,060	355,880
09-LF-101-3	64,000	64,000	4,604	4,604	73,208
09-LF-101-4	150,000	150,000	11,167	11,167	172,334
09-LF-101-5	90,000	90,000	5,700	5,700	101,400
09-LF-101-6	60,000	60,000	3,350	3,350	66,700

Total		748,760	54,131	54,131	857,022

On June 24, 2010, the Company entered into an agreement to sell all of the Company’s subsidiaries, including Seamless in consideration for the issuance of shares of common stock of the Company. Subsequent to the sale of Seamless, the Company retained the Convertible Notes, which Convertible Notes were reflected on the Company's audited financial statements for fiscal years ended December 31, 2010, 2011 and 2012 (the "Financial Statements"). Aproximately June 1, 2010, both the Company and Seamless had agreed that Seamless would assume the Debt. The Board of Directors of the Company has determined that it is in the best interests of the Company and its shareholders to evidence the assumption of debt by Seamless, to transfer all associated liability from the Company to Seamless (the "Assumption of Debt"), and to enter into the Assumption Agreement.

The  Company intends to restate its Financial Statements and file amended Annual Reports on Form 10-k for fiscal year ended June 30, 2010.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

10.1  Assumption of Convertible Notes and Debt Agreement dated May 15, 2013 between GDT TEK Inc. and Seamless Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GDT TEK Inc.
DATE: May 20, 2013	/s/ Bo Linton
Name: Bo Linton Title: President/Chief Executive Officer